SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [    ]

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[ ] Preliminary Proxy Statement	[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e) (2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under 240.14a-12

CENTRAL COAST BANCORP
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[    ] Fee computed on table below per exchange Act Rules 14a-6 (i) 4 and 0-11.

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[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CENTRAL COAST BANCORP
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
MONDAY, JUNE 7, 2004

TO THE SHAREHOLDERS:

The Annual Meeting of Shareholders of Central Coast Bancorp will be held at 301 S. Main Street, Salinas, California, on Monday, June 7, 2004 at 5:30 p.m. for the following purposes:

1. To elect Class III directors.
2. To approve the 2004 Stock Option Plan.
3. To ratify the appointment of Deloitte and Touche LLP as independent public accountants for the 2004 fiscal year.
4. To transact such other business as may properly come before the Meeting.

The names of the Board of Directors’ nominees to be Class III directors of Central Coast Bancorp are set forth in the accompanying Proxy Statement and incorporated here by reference.

Article III, Section 16 of the Bylaws of Central Coast Bancorp provides for the nomination of directors in the following manner:

“Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these by-laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder:

(a) the name and address of each proposed nominee;
(b) the principal occupation of each proposed nominee;
(c) the number of shares of capital stock of the corporation owned by each proposed nominee;
(d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the corporation owned by the notifying shareholder.

Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman’s instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which Directors are to be elected.”

Only shareholders of record at the close of business on April 12, 2004 are entitled to notice of and to vote at this Meeting and at any postponements or adjournments thereof.

By Order of the Board of Directors
/s/ ROBERT M. STANBERRY
Salinas, California	Robert M. Stanberry, Secretary
April 26, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Mailed to Shareholders
on or about April 26, 2004

CENTRAL COAST BANCORP

PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is being furnished to the shareholders of Central Coast Bancorp, a California corporation (the “Corporation”), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at 301 Main Street, Salinas, California on June 7, 2004 at 5:30 p.m. (the “Meeting”). Only shareholders of record on April 12, 2004 (the “Record Date”) will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding and entitled to be voted 10,861,841 shares of its no par value Common Stock (the “Common Stock”).

Shareholders are entitled to one vote for each share held as of the Record Date. Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Corporation either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

Unless otherwise instructed, each valid proxy returned which is not revoked will be voted “FOR” Proposals 1, 2 and 3 as described in this Proxy Statement, and, at the proxyholders’ discretion, on such other matters, if any, which may come before the Meeting (including any proposal to postpone or adjourn the Meeting).

The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Corporation and its subsidiary, Community Bank of Central California (the “Bank”), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

As of the Record Date, April 12, 2004, no individual known to the Corporation owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Beneficially Owned

Common Stock, No Par Value	Robert L. Meyer (1)	816,197	7.51%

(1)

The address for the person listed is P. O. Box 606, King City, California, 93930-0606. 784,494 shares are held by Mr. Meyer and his spouse as trustees of the Robert L. Meyer and Patricia J. Meyer Trust dated July 28, 1977. 18,333 shares are held by the Meyer One partnership of which Mr. and Mrs. Meyer's 1977 Trust owns 52%. 10,818 shares are held by Geneva M. Jones, individual, as to which Patricia J. Meyer has Power of Attorney for both her and her estate. 2,552 shares held by Robert L. Meyer's son Craig E. Meyer.

Security Ownership of Management

The following table sets forth information as of April 12, 2004, concerning the equity ownership of the Corporation’s directors and the executive officers named in the Summary Compensation Table, and directors and executive officers as a group. Unless otherwise indicated in the notes to the table, each director and executive officer listed below possesses sole voting power and sole investment power for the shares of the Corporation’s Common Stock listed below. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Corporation has only one class of shares outstanding, Common Stock.

Title of Class	Name and Address (1) of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (2)

Common Stock, No Par Value	Robert C. Blatter	37,118	(3)	0.3%
Common Stock, No Par Value	C. Edward Boutonnet	453,379	(4)	3.8%
Common Stock, No Par Value	Donald D. Chapin, Jr.	1,419		0.0%
Common Stock, No Par Value	Bradford G. Crandall	347,416	(5)	2.9%
Common Stock, No Par Value	Alfred P. Glover	113,942	(6)	0.9%
Common Stock, No Par Value	Michael T. Lapsys	192,468	(7)	1.6%
Common Stock, No Par Value	Duncan L. McCarter	206,142	(8)	1.7%
Common Stock, No Par Value	John F. McCarthy	86,921	(9)	0.7%
Common Stock, No Par Value	Robert M. Mraule, D.D.S.,M.D.	212,790	(10)	1.8%
Common Stock, No Par Value	Louis A. Souza	100,092	(11)	0.8%
Common Stock, No Par Value	Robert M. Stanberry	43,024	(12)	0.4%
Common Stock, No Par Value	Mose E. Thomas, Jr.	121,267	(13)	1.0%
Common Stock, No Par Value	Nick Ventimiglia	182,209	(14)	1.5%
All directors and executive
officers as a group (13 persons)		2,098,187	(15)	17.5%

(1)	The address for all persons listed is c/o Central Coast Bancorp, 301 S. Main Street, Salinas, California, 93901.

(2)	Includes shares of Common Stock subject to stock options exercisable immediately.

(3)	Includes 6,789 shares of Common Stock held jointly with his spouse.

(4)

Includes 120,498 shares of Common Stock held in a partnership, 6,357 shares as custodian for his grandchildren, 41,182 shares held by Mr. Boutonnet as trustee of the Charles E. Boutonnet Trust, 73,938 shares held by Mr. Boutonnet's companies in the Boutonnet Farms, Inc. Profit Sharing Plan and Sea Mist Farms Deferred Compensation Plan, 96,631 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Boutonnet has shared investment power and 114,773 shares subject to stock options exercisable immediately.

(5)

Includes 128,667 shares of Common Stock held jointly with his spouse as trustees of the Bradford G. Crandall and Lynne O. Crandall Trust, 96,043 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Crandall has shared investment power and 114,773 shares subject to stock options exercisable immediately.

(6)	Includes 15,417 shares of Common Stock held jointly with his spouse, 1,068 shares held by his spouse and 77,025 shares subject to stock options exercisable immediately.

(7)

Includes 24 shares of Common Stock held jointly with his spouse, and 752 shares held as custodian, 140,743 shares held in the Kathy O. Lapsys and Michael T. Lapsys Trust and 50,949 shares subject to stock options exercisable immediately.

(8)

Includes 3,160 shares of Common Stock held jointly with his spouse as trustees of the Duncan L. McCarter and Leslie P. McCarter Trust, 95,409 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. McCarter has shared investment power and 107,573 shares subject to stock options exercisable immediately.

(9)	Includes 36,701 shares of Common Stock held jointly with his spouse as trustees of the John F. McCarthy and Mary Ann McCarthy Trust and 50,220 shares subject to stock options exercisable immediately.

(10)

Includes 31,890 shares of Common Stock held by Dr. Mraule as trustee of Robert M. Mraule D.D.S., M.D., Inc. Money Purchase Pension Plan, 66,127 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Mraule has shared investment power and 106,773 shares subject to stock options exercisable immediately.

(11)	Includes 14,182 shares of Common Stock held jointly with his spouse, 8,127 shares held in the Louis A. Souza Trust and 35,507 shares subject to stock options exercisable immediately.

(12)

Includes 5,293 shares of Common Stock held jointly with his spouse as trustees of the Robert and Joen Stanberry Trust and 35,674 shares of Common Stock subject to stock options exercisable immediately.

(13)	Includes 64,935 shares of Common Stock subject to stock options exercisable immediately.

(14)	Includes 118,925 shares of Common Stock subject to stock options exercisable immediately.

(15)	Includes 898,982 shares of Common Stock subject to stock options exercisable immediately and 354,210 shares held by the Central Coast Bancorp Board of Directors Deferred Stock Option Plan Trust.

PROPOSAL NO. 1

ELECTION OF CENTRAL COAST BANCORP DIRECTORS

The Corporation’s Bylaws provide that the number of directors of the Corporation shall not be less than seven (7) nor more than thirteen (13) and the exact number of directors is fixed at ten (10).

The Corporation has three groups of directors, each of whom is elected for a three-year term. Class III directors are nominated for election this year. Class I directors were elected to serve until 2005 at the Annual Meeting of Shareholders on May 23, 2002. Class II directors were elected to serve until 2006 at the Annual Meeting of Shareholders on May 22, 2003.

The following persons are the nominees of the Board of Directors for election as Class III directors to serve for a three-year term until the 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified:

Class III Directors, Nominated for Election

C. Edward Boutonnet	Donald D. Chapin, Jr.	Bradford C. Crandall	Robert M. Mraule
The following persons are the Class I and Class II directors who will continue in office as described above:

Class I Directors, Continuing in Office

Mose E. Thomas	Louis A. Souza	Alfred P. Glover

Class II Directors, Continuing in Office

Michael T. Lapsys	Duncan L. McCarter	Nick Ventimiglia

All proxies will be voted for the election of the four (4) nominees for Class III directors listed above (all of whom are incumbent directors) recommended by the Board of Directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as Class III directors. If any nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be or become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above.

The following table sets forth names and certain information as of April 12, 2004, concerning the persons named for election as Class III directors of the Corporation, as well as for Class I and Class II directors who are not currently subject to election. Each non-employee director named below (excluding Nick Ventimiglia who is an employee director of the Corporation) is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules.

Name	Age	Director of Corporation Since	Director of Bank Since (1)	Principal Occupation During Last Five Years
C. Edward Boutonnet	64	1994	1982	President, Ocean Mist Farms. Managing Partner, Sea Mist Farms and Boutonnet Farms.
Donald D. Chapin, Jr	51	2004	2004	President and Chief Executive Officer, The Don Chapin Co., Inc.
Bradford G. Crandall	69	1994	1982	Chairman, E.B. Stone and Son, Inc., wholesale nursery supply firm.
Alfred P. Glover	72	1996	1988	Owner, Glover Enterprises, a real estate development firm.
Michael T. Lapsys	55	1998	1998	Chairman, Device Dynamics Incorporated, a semiconductor backend services company.
Duncan L. McCarter, R.Ph	57	1994	1982	President and Chief Executive Officer, Healthcare Pathway Management, Inc. and AdvantaCare Health Partners LP d.b.a. AdvantaCare Medical and AdvantaCare Infusion.
Robert M. Mraule, D.D.S., M.D	54	1994	1982	Physician, Dentist, Oral and Maxillofacial Surgeon.
Louis A. Souza	75	1996	1988	Owner, Louis A. Souza Construction, a general contractor, retired. Investor.
Mose E. Thomas, Jr	63	1996	1989	General Manager, Chapel of Seaside, Inc., and Mission Mortuary, Inc., funeral chapels.
Nick Ventimiglia	62	1994	1982	Director and Chief Executive Officer of the Corporation and of Community Bank of Central California.
(1)	Represents year of first service as a director of either of the predecessors, Bank of Salinas or Cypress Bank, prior to their merger resulting in Community Bank of Central California.

None of the directors or nominees for Class III director listed above or executive officers listed in the Summary Compensation Table, were selected pursuant to any arrangement or understanding other than with the directors and executive officers of the Corporation acting within their capacities as such. There are no family relationships between any two or more of the directors, nominees for Class III director or executive officers. No director, nominee for Class III director or executive officer serves as a director of (i) any company which has a class of securities registered under Section 12, or which is subject to the periodic reporting requirements of Section 15(d), of the Securities Exchange Act of 1934, or (ii) any company registered as an investment company under the Investment Company Act of 1940.

Committees of the Board of Directors

The Audit Committee, chaired by Alfred P. Glover, whose members include Michael T. Lapsys, Duncan L. McCarter, Robert M. Mraule (Vice Chairman) and Mose E. Thomas, Jr., select and oversee the Corporation’s and Bank’s independent public accountants, analyze the results of internal and regulatory examinations and monitor the financial and accounting organization, reporting and controls. Each member of the Audit Committee is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules. Director Michael T. Lapsys has been designated by the Board of Directors as an “audit committee financial expert” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. In addition, each other member of the Audit Committee is “financially sophisticated” and “financially literate” as defined under applicable Nasdaq Listing Rules and qualified to review the Corporation’s financial statements. The Audit Committee met twelve (12) times in 2003. See the Audit Committee Report hereafter in this Proxy Statement for additional information regarding the functions of the Audit Committee. As of January, 2004, Michael T. Lapsys became Chairman and Alfred P. Glover became Vice Chairman of the Audit Committee.

The Finance Committee, chaired by C. Edward Boutonnet, whose members include Michael T. Lapsys, Duncan L. McCarter, Robert M. Mraule (Vice Chairman) and Mose E. Thomas, Jr., reviews financial statement data and the Corporation's results of operations including income, expenses, loan loss reserves and asset and liability balances. The Finance Committee met twelve (12) times in 2003.

The Board of Directors has not established a nominating committee. The full Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates as directors. The Board of Directors believes that the participation of the full Board of Directors in considering candidates is efficient in view of the size of the Board of Directors. Candidates are selected by a majority of directors who are “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules, in accordance with a Nominating Charter adopted by a majority of such independent directors. The Nominating Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Corporation’s Board of Directors should mail or deliver written recommendations to the Corporation addressed as follows: Board of Directors, Central Coast Bancorp, 301 S. Main Street, Salinas, CA 93901. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. In addition to minimum standards of independence for non-employee directors and financial literacy, the Board of Directors considers various other criteria including the candidate’s experience and expertise, financial resources, ability to devote the time and effort necessary to fulfill the responsibilities of a director and involvement in community activities in the market areas served by the Corporation and the Bank that may enhance the reputation of the Corporation and the Bank. The Corporation and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, California Commissioner of Financial Institutions and Federal Deposit Insurance Corporation. Directors of the Corporation and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, evaluation of candidates by the Corporation’s Board of Directors may include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Corporation in reports filed with the Securities and Exchange Commission, Nasdaq, or such state and federal banking regulatory authorities, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates. Shareholders who wish to nominate a candidate for election to the Corporation’s Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Corporation’s bylaws, applicable laws and regulations. The Board of Directors may elect to use third parties in the future to identify or evaluate candidates for consideration by the Board of Directors. The Nominating Charter adopted by the Board of Directors is attached to this Proxy Statement as Appendix A.

The Premises, Compensation and Performance Committee, chaired by Robert M. Mraule, whose members include C. Edward Boutonnet (Vice Chairman), Duncan L. McCarter, Louis A. Souza and Mose E. Thomas, Jr., oversees physical premises used in daily operations and reviews and establishes employee benefits and the compensation paid to executive officers and other employees. Each member of the Premises, Compensation and Performance Committee is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules. The Premises, Compensation and Performance Committee met twelve (12) times in 2003.

The Investment/CRA/ALCO Committee, chaired by Michael T. Lapsys, whose members include Bradford G. Crandall, Alfred P. Glover, and Louis A. Souza (Vice Chairman), has responsibility for asset/liability management, review of the Corporation’s investment portfolio, maintenance of shareholder relations and community reinvestment. The Investment Committee met eleven (11) times in 2003. As of January 2004, Louis A. Souza became Chairman and Michael T. Lapsys became Vice Chairman of the Investment/CRA/ALCO Committee.

The Loan Committee, chaired by Bradford G. Crandall, whose members include C. Edward Boutonnet (Vice Chairman), Alfred P. Glover, Michael T. Lapsys and Louis A. Souza has responsibility for establishing loan policy and approving loans which exceed certain dollar limits. The Loan Committee is convened at the Bank level and met twenty-two (22) times in 2003.

The Marketing Committee, chaired by Duncan L. McCarter, whose members include Louis A. Souza and Mose E. Thomas (Vice Chairman), has responsibility for administering the Corporation’s marketing policies and marketing programs. The Marketing Committee is convened at the Bank level and met twelve (12) times in 2003.

During 2003, the Corporation’s Board of Directors held twelve (12) regularly scheduled meetings and two “executive sessions” of the Corporation’s Board of Directors which only the non-employee directors attended, each of whom is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules. All Directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors and the number of meetings of the committees on which they served.

During 2003, the Bank’s Board of Directors held twelve (12) regularly scheduled meetings. The aggregate total of all Corporation and Bank board and committee meetings held in 2003 was 152.

A majority of the members of the Board of Directors, each of whom is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules, has established procedures for receipt and delivery of shareholder communications addressed to the Board of Directors. Any such shareholder communications, including communications by employees of the Company solely in their capacity as shareholders, should be mailed or delivered to the Company addressed as follows: Board of Directors, Central Coast Bancorp, 301 S. Main Street, Salinas, CA 93901.

The Company encourages members of its Board of Directors to attend the Company’s annual meeting of shareholders each year. All of the directors attended the Company’s annual meeting of shareholders held in 2003.

Compensation of Directors

The fees paid to directors during 2003 included a base fee of $2,600 per month for attendance at Board meetings of the Corporation and the Bank. In addition to the base fee, the Loan and Audit Committee Chairmen received $200 per month, the Chairmen of the Finance, Investment/CRA/ALCO, Marketing, and the Premises, Compensation and Performance Committees each received $100 per month. The total amount of fees paid to all directors as a group for attendance at Board and committee meetings was $232,200 in 2003.

Under the 1994 Stock Option Plan, as amended (the “1994 Plan”), the Board of Directors is authorized to grant nonstatutory stock options to outside directors. Nonstatutory stock options granted to outside directors under the 1994 Plan generally vest at the rate of one-third per year. The footnotes to the Security Ownership of Management table on pages 3 and 4 list vested and exercisable options granted to the outside directors under the 1994 Plan. As of April 12, 2004, there were also 163,500 nonstatutory stock options outstanding previously granted to the outside directors as a group at an exercise price from $15.09 to 17.75 (adjusted for subsequent stock dividends and splits).

EXECUTIVE OFFICERS

The following table sets forth names and certain information as of April 12, 2004, concerning the executive officers of the Corporation.

Name	Age	Corporation Executive Since	Bank Executive Since	Principal Occupation During Last Five Years
Nick Ventimiglia	62	1994	1982	Chairman and Chief Executive Officer of the Corporation since December 1994. Chief Executive Officer of Community Bank of Central California or its predecessors, since 1982. President of the Corporation and the Bank from 1994 and 1982, respectively, to 2002. Organizer, Director, President and Chief Executive Officer, Bank of Salinas from 1982 to 1994
John F. McCarthy	61	1994	1988	President of the Corporation and of Community Bank of Central California since 2002. Executive Vice President, Corporate Secretary and Chief Operating Officer of the Corporation, and of Community Bank of Central California or its predecessors, since 1994 and 1988, respectively. Vice President and Regional Manager, Hibernia Bank, Salinas from 1986 to 1988. Vice President and Regional Manager, Crocker National Bank from 1980 to 1986
Robert M. Stanberry	64	1998	1998	Senior Vice President and Chief Financial Officer of the Corporation, and of Community Bank of Central California or its predecessors, since 1998. Secretary of the Corporation, and of Community Bank of Central California or its predecessors, since 2002. Vice President and Chief Financial Officer, TriCo Bancshares from 1993 to 1998.
Robert C. Blatter	43	1996	1996	Senior Vice President and Loan Administrator of the Corporation, and of Community Bank of Central California or its predecessors, since 1996. Vice President, Commercial Loan Officer of Community Bank of Central California or its predecessors, since 1989. Commercial Banking Officer, Bank of America from 1985 to 1989.

EXECUTIVE COMPENSATION

Set forth below is the summary compensation paid or accrued during the three years ended December 31, 2003 to Nick Ventimiglia, John F. McCarthy, Robert M. Stanberry and Robert C. Blatter, the only executive officers of the Corporation and/or the Bank.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
		Annual Compensation			Awards		Payouts
(a) Name and Principal Position	(b) Year	(c) Salary ($) 1/	(d) Bonus ($) 2/	(e) Other Annual Compen- sation ($) 3/	(f) Restricted Stock Award(s)($)	(g) Securities Underlying Options/ SARs (#) 4/	(h) LTIP Payouts ($)	(i) All Other Compen- sation ($) 5/
Nick Ventimiglia,	2003	$275,267	$190,075	--	--	--	--	$3,000
Chairman and	2002	$255,000	$217,706	--	--	--	--	$2,750
Chief Executive Officer	2001	$255,000	$178,448	--	--	--	--	$2,625

John F. McCarthy,	2003	$181,206	$123,867	--	--	--	--	$3,500
President and Chief	2002	$175,216	$141,383	--	--	--	--	$3,000
Operating Officer	2001	$169,500	$116,261	--	--	--	--	$2,625

Robert M. Stanberry,	2003	$135,602	$ 69,146	--	--	--	--	$3,500
Senior Vice President,	2002	$131,121	$ 79,165	--	--	--	--	$3,000
Chief Financial Officer	2001	$126,893	$64,890	$43,744	--	--	--	$2,625
and Corporate Secretary

Robert C. Blatter,	2003	$114,825	$ 69,146	--	--	--	--	$2,061
Senior Vice President	2002	$111,030	$ 79,165	--	--	-	--	$1,879
and Loan Administrator	2001	$107,450	$ 64,890	--	--	--	--	$2,625

1/

Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the Corporation’s 401(k) Plan and Deferred Compensation Plan.

2/	Amounts indicated as bonus payments were earned for performance during 2003, 2002 and 2001.

3/

Other than Robert M. Stanberry in 2001, no executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer’s total annual salary and bonus during 2003, 2002 and 2001. The amount shown for Mr. Stanberry in 2001 primarily represents the value of a club membership transferred from the Company to Mr. Stanberry, which membership was used for business and personal purposes, and automobile expenses for business and personal use.

4/

Amounts shown represent the number of shares granted, adjusted for all stock dividends and stock splits. Under the Corporation’s 1994 Stock Option Plan, as amended, (the “1994 Plan”) options could be granted to directors and key, full-time salaried, officers and employees of the Corporation and the Bank. Options granted under the 1994 Plan were either incentive options or non-statutory options. Options granted under the 1994 Plan became exercisable in accordance with a vesting schedule established at the time of grant. Vesting could not extend beyond ten years from the date of grant. Upon a change in control, options do not become fully vested and exercisable, but may be assumed or equivalent options may be substituted by a successor corporation. All options granted to the named executive officers are incentive stock options and have an exercise price equal to the fair market value of the Corporation’s Common Stock on the date of grant.

5/	Amounts shown for each named executive officer are 401(k) matching contributions for the year indicated.

The following table sets forth information concerning options granted during 2003 to the executive officers named in the Summary Compensation Table.
Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreiation for Option Term
(a)	(b) Number of Securities Underlying Options/SARs Granted (#)	(c) Percentage of Total Options/ SARs Granted to Employees in Fiscal Year	(d) Exercise or Base Price ($/Sh)	(e) Expiration Date	(f) 5% ($)	(g) 10% ($)
Nick Ventimiglia	16,500	23%	$ 15.09	7/16/2013	$156,585	$396,818

John F. McCarthy	11,000	16%	$ 15.09	7/16/2013	$104,390	$264,545

Robert M. Stanberry	2,750	4%	$ 15.09	7/16/2013	$ 26,098	$ 66,136

Robert C. Blatter	2,750	4%	$ 15.09	7/16/2013	$ 26,098	$ 66,136

The following table sets forth the number of shares of Common Stock acquired by each of the named executive officers upon the exercise of stock options during fiscal year 2003, the net value realized upon exercise, the number of shares of Common Stock represented by outstanding stock options held by each of the named executive officers as of December 31, 2003 and the value of such options based on the closing price of the Corporation’s Common Stock and certain information concerning unexercised options under the 1994 Stock Option Plan.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

(a) Name	(b) Shares Acquired on Exercise (#)	(c) Value Realized ($)	(d) Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#) Exercisable/ Unexercisable			(e) Value of Unxercised In-The-Money Options/SARs at Fiscal Year- End ($) Excercisable/ Unexercisable 1/

Nick Ventimiglia	--	--	118,925	/	16,500	$1,331,627	/	$ 21,449

John F. McCarthy	--	--	50,220	/	11,000	$ 500,669	/	$ 14,299

Robert M. Stanberry	--	--	35,674	/	2,750	$ 276,533	/	$ 3,575

Robert C. Blatter	--	--	6,655	/	2,750	$ 45,080	/	$ 3,575

1/ The aggregate value has been determined based upon the closing price for the Corporation’s Common Stock at year-end, minus the exercise price.

Employment Contracts and Termination of Employment and Change in Control Arrangements

The Corporation has entered into employment agreements with Messrs. Ventimiglia, Chairman and Chief Executive Officer; McCarthy, President and Chief Operating Officer; Stanberry, Senior Vice President and Chief Financial Officer; and Blatter, Senior Vice President and Loan Administrator. The agreements provide for an original term of three years with automatic one-year extensions until the agreements are terminated as described below. The agreements provide for a base salary, which is disclosed in the Summary Compensation Table. The base salaries under each agreement are reviewed annually and are subject to adjustment at the discretion of the Board of Directors. Additionally, the agreements provide for, among other things: (a) a discretionary annual bonus based upon the Corporation’s achievement of certain profitability, growth and asset quality standards as established by the Board of Directors; (b) payment of base salary, reduced by the amounts received from state disability insurance or workers’ compensation or other similar insurance benefits through policies provided by the Bank; (c) stock option grants under the Corporation’s stock option plan, at the sole discretion of the Board of Directors; (d) four weeks annual vacation leave; (e) use of an automobile; and (f) reimbursement for ordinary and necessary expenses incurred in connection with employment.

The agreements may be terminated with or without cause, but if the agreements are terminated without cause due to the occurrence of circumstances that make it impossible or impractical for the Employer to conduct or continue its business, the loss by the Employer of its legal capacity to contract or the Employer’s breach of the terms of the agreement, the employee is entitled to receive severance compensation equal to six months of the existing base salary (twelve months in the case of Mr. Ventimiglia). The agreements further provide that in the event of a “change in control” as defined therein and within a period of one and a half years (two years in the case of Mr. Ventimiglia) following consummation of such change in control: (a) the employee’s employment is terminated; or (b) any adverse change occurs in the nature and scope of the employee’s position, responsibilities, duties, salary, benefits or location of employment; or (c) any event occurs which reasonably constitutes a demotion, significant diminution or constructive termination of employment, then the employee will be entitled to receive severance compensation in an amount equal to a multiple of the employee’s average annual compensation for the five years immediately preceding the change in control as follows: (a) two times for Mr. Ventimiglia; (b) one and one-half times for Messrs. McCarthy and Stanberry; and (c) one times for Mr. Blatter.

Recognizing the importance of building and retaining a competent management team, additional agreements were entered into to provide post-retirement benefits to Messrs. Ventimiglia, McCarthy and Blatter. The terms of the agreements include the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age. The agreements generally provide for annual retirement benefit payments of Ninety Thousand Dollars ($90,000) to Mr. Ventimiglia, Seventy Thousand Dollars ($70,000) to Mr. McCarthy and Forty-Five Thousand Dollars ($45,000) to Mr. Blatter. The annual retirement benefit amount is payable in equal monthly installments over a fifteen (15) year period. In the event of an employee’s death, all remaining amounts due are anticipated to be paid to the employee’s designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (a) disability prior to retirement in which case the employee shall be entitled to a lesser benefit payment amount based upon the length of employment; and (b) either termination of employment without cause or constructive termination following a “change of control,” in which case the employee is entitled to receive the full annual benefit payment in equal monthly installments for fifteen (15) years beginning in the month following the termination or “change of control.” Generally, in those situations where the employee is terminated for cause, or where the employee voluntarily terminates his employment prior to retirement or other event triggering a right to payments under the agreement, the employee is not entitled to the payment of any benefits.

Changes in Control

The Corporation knows of no arrangements, including any pledge by any person of securities of the Corporation, the operation of which may, at a subsequent date, result in a change of control of the Corporation.

EQUITY COMPENSATION PLAN INFORMATION

The chart below lists equity compensation plan information including Common Stock issuable upon the exercise of stock ptions, warrants and rights at year-end 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	1,359,761	$ 7.87	1,911,993

Equity compensation plans not approved by security holders	--	--	--

Total	1,359,761	$ 7.87	1,911,993

The Corporation’s only equity compensation plan at year-end 2003 was the 1994 Stock Option Plan (“1994 Plan”). The 1994 Plan terminated on March 21, 2004. At the time of termination of the 1994 Plan, 1,374,761 shares of common stock (adjusted for stock dividends and splits) were reserved for issuance upon exercise of options outstanding under the 1994 Plan and the balance of 1,896,993 shares available for stock option grants was cancelled. The Corporation has no other equity compensation plan that would result in the issuance of shares of the Corporation’s Common Stock upon the exercise of stock options, warrants or rights. See Proposal No. 2 hereafter in this Proxy Statement regarding the 2004 Stock Option Plan.

BOARD COMPENSATION COMMITTEE REPORT

The compensation of the executive officers of the Corporation and the Bank is reviewed and approved annually by the Board of Directors on recommendation by the Premises, Compensation and Performance Committee (the “Committee”). During 2003, Messrs. Boutonnet, McCarter, Mraule, Souza and Thomas were members of the Committee. Each such member of the Committee is “independent” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules. Mr. Ventimiglia was not present during Committee voting or deliberations regarding his compensation as required by applicable Nasdaq Listing Rules. Messrs. Ventimiglia, McCarthy, Stanberry and Blatter, served as executive officers of the Corporation and/or the Bank during 2003 in the capacities reflected in the Summary Compensation Table.

The Committee’s philosophy is that compensation should be designed to reflect the value created for shareholders while supporting the Corporation’s strategic goals. The Committee reviews annually the compensation of the executive officers to insure that the Corporation’s compensation programs are related to financial performance and consistent generally with employers of comparable size in the industry. Annual compensation for the Corporation’s executive officers includes the following components:

1) Base salary is related to the individual officer’s level of responsibility and comparison with comparable employers in the industry.

2) Annual cash bonuses are based on individual and Corporation performance. Factors evaluated include the achievement of certain profitability, growth and asset quality standards as established by the Board of Directors. The bonus compensation is funded from the Corporation’s pre-tax income. While many of the factors considered in determining whether to award a bonus are objective, the Committee recommendation may also include certain subjective factors as part of the bonus analysis. During 2003, bonuses were recommended by the Committee and approved by the Board of Directors for the named executive officers as reflected in the Summary Compensation Table.

3) Stock option grants are intended to increase the executive officers’ interest in the Corporation’s long-term success and to link the interests of the executive officers with those of the shareholders as measured by the Corporation’s share price. Stock options are granted at the prevailing market value of the Corporation’s Common Stock and will only have value if the Corporation’s stock price increases. See the Summary Compensation Table and Option/SAR Exercise Table, and notes thereto for a further description of stock options.

4) The Corporation matches salary deferred by employees participating in its 401(k) Plan at a rate determined annually by the Board of Directors (25% of salary deferred for 2003). Executive officers are eligible to participate in the 401(k) plan. See the Summary Compensation Table for further 401(k) plan information.

Submitted by:
/s/ ROBERT M. MRAULE	/s/ C. EDWARD BOUTONNET	/s/ DUNCAN L. MCCARTER
Robert M. Mraule, DDS, MD	C. Edward Boutonnet	Duncan L. McCarter

/s/ LOUIS A. SOUZA	/s/ MOSE E. THOMAS, JR.
Louis A. Souza	Mose E. Thomas, Jr.

AUDIT COMMITTEE REPORT

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE CORPORATION’S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

The Audit Committee consists of the following members of the Corporation's Board of Directors: Alfred P. Glover, Michael T. Lapsys (Chairman), Duncan L. McCarter, Robert M. Mraule, and Mose E. Thomas, Jr. Each such member of the Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules.

The Committee operates under a written charter adopted by the Board of Directors which, among other matters, delineates the responsibilities of the Committee. The Committee’s responsibilities include responsibility for the appointment, compensation, retention and oversight of the work of the Corporation’s independent public accountants engaged (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. The Corporation’s independent public accountants report directly to the Committee. The Audit Committee Charter is attached to this Proxy Statement as Appendix B.

The Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2003 with management and Deloitte & Touche LLP, the Corporation’s independent public accountants. The Committee has also discussed with Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards) as may be modified or supplemented. The Committee has also received the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as may be modified or supplemented, and the Committee has discussed the independence of Deloitte & Touche LLP with that firm.

Based on the Committee’s review and discussions noted above, the Committee recommended to the Board of Directors that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Submitted by:
/s/ ALFRED P. GLOVER	/s/ ROBERT M. MRAULE	/s/ MICHAEL T. LAPSYS
Alfred P. Glover	Robert M. Mraule	Michael T. Lapsys

/s/ DUNCAN L. MCCARTER	/s/ MOSE E. THOMAS, JR.
Duncan L. McCarter	Mose E. Thomas, Jr.

COMPARISON OF CENTRAL COAST BANCORP SHAREHOLDER RETURN

Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Corporation’s Common Stock with the cumulative total return of the S&P 500 and the Nasdaq Bank Index as of the end of each of the Corporation’s last five fiscal years.

The following table assumes that $100.00 was invested on December 31, 1998 in Central Coast Bancorp Common Stock and each index, and that all dividends were reinvested. Returns have been adjusted for stock dividends and stock splits declared by Central Coast Bancorp. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

[GRAPHIC OMITTED]

Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Central Coast Bancorp	100.00	128.07	152.61	206.61	231.97	232.83
S and P 500	100.00	121.11	110.34	97.32	75.75	97.51
Nasdaq Bank Stocks	100.00	96.15	109.84	118.92	121.74	156.62

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

There have been no transactions, or series of similar transactions, during 2003, or any currently proposed transaction, or series of similar transactions, to which the Corporation or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director of the Corporation or the Bank, executive officer of the Corporation or the Bank, any shareholder owning of record or beneficially 5% or more of the Corporation’s Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Certain Business Relationships

There were no business relationships during 2003 of the type requiring disclosure under Item 404(b) of Regulation S-K.

Indebtedness of Management

The Corporation, through the Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Corporation’s directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2003 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Corporation and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors, executive officers and ten percent or more shareholders of the Corporation’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Corporation’s equity securities. Officers, directors and ten percent or more shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation’s knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2003, except for Messrs. Blatter, Boutonnet, Crandall, Glover, Lapsys, McCarter, McCarthy, Mraule, Souza, Stanberry, Thomas and Ventimiglia, who each filed one late report on a Form 5, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Corporation’s equity securities appear to have been met.

CODE OF ETHICS

The Board of Directors has adopted a “code of ethics” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and which complies with Nasdaq Listing Rules. The code of ethics requires that the Corporation’s directors, officers (including the principal executive, financial and accounting officers, or controller and persons performing similar functions) and employees conduct business in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Corporation. The code of ethics is intended to supplement the provisions of any other personnel policies of the Corporation or codes of conduct which may establish additional standards of ethical behavior applicable to the Corporation’s directors, officers and employees. The code of ethics was filed as exhibit 14.1 to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003, and may be accessed through the Corporation’s website by following the instructions for accessing reports filed with the Securities and Exchange Commission hereafter in this Proxy Statement under the heading “Website.”

PROPOSAL NO. 2

2004 STOCK OPTION PLAN

Introduction

Shareholders are being asked to approve the Central Coast Bancorp (“Company”) 2004 Stock Option Plan (the “2004 Plan”). On February 5, 2004, the Board of Directors of the Company adopted the 2004 Plan. The Board of Directors has authorized 1,850,000 shares of Company Common Stock to be reserved for issuance upon exercise of options to be granted under the 2004 Plan. The 2004 Plan provides for the grant of incentive stock options (“Incentive Options”) and nonstatutory stock options (“Nonstatutory Options”). The terms and provisions of the 2004 Plan are summarized below, which summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached as Appendix C to this Proxy Statement.

The terms of the 2004 Plan are substantially similar to the terms of the Company’s 1994 Stock Option Plan (the “1994 Plan”), which terminated on March 21, 2004. At the time of termination of the 1994 Plan, 1,374,761 shares of Common Stock were reserved for issuance upon exercise of options outstanding under the 1994 Plan.

No options have been granted under the 2004 Plan since its adoption by the Board of Directors. Continuance of the 2004 Plan is subject to approval by the shareholders of the Company within twelve (12) months after the date the 2004 Plan was adopted by the Board of Directors.

Purpose

The Board of Directors has adopted the 2004 Plan in order to attract and retain the best available personnel for positions of substantial responsibility and to promote the success of the Company’s business. The Board of Directors believes that the 2004 Plan will help the Company attract and retain individuals who are primarily responsible for the management and growth of the Company’s business and who thereby advance the interests of the Company and its shareholders.

Shares Subject to the 2004 Plan

The aggregate number of shares available for issuance pursuant to the exercise of options granted under the 2004 Plan may not exceed 1,850,000 shares of the Company’s Common Stock. Should any option granted under the 2004 Plan expire or become unexercisable for any reason without having been exercised in full, the shares subject to the portion of the option not so exercised will become available for subsequent option grants.

Administration

The 2004 Plan will be administered by the Board of Directors of the Company or a Stock Option Committee appointed by the Board of Directors (“Committee”). The Committee must be composed of at least three (3) non-employee directors. Non-employee directors are eligible to receive option grants under the 2004 Plan. To date, the Board of Directors has not delegated administration of the 2004 Plan to a Committee.

The Board of Directors or Committee will have full authority, subject to the provisions of the 2004 Plan, to determine the eligible individuals who are to receive options under the 2004 Plan, the number of shares to be covered by each granted option, the date or dates upon which the option is to become exercisable and the maximum term for which the option is to remain outstanding. The Board of Directors or Committee will also have the authority to determine whether the granted option is to be an Incentive Option (under the federal tax laws) or a Nonstatutory Option and to establish the rules and regulations for proper administration of the 2004 Plan. The Board of Directors or Committee also has the authority to cancel outstanding options granted under the 2004 Plan, with the consent of the optionee, and to issue replacement options for such canceled options.

Eligibility

Options granted under the 2004 Plan may be granted to officers, employees and directors of the Company or its subsidiary, Community Bank of Central California, or their affiliates which may be created in the future. Officers, including officers who are also directors of the Company, and employees will be eligible for the grant of Incentive Options and Nonstatutory Options. Non-employee directors of the Company will be eligible for the grant of Nonstatutory Options only. Currently, there are approximately 81 officers (including four executive officers), 272 employees and nine non-employee directors of the Company who would be eligible for option grants under the 2004 Plan. The terms of the 2004 Plan do not specify nor do they require the Board of Directors or the Committee to designate the number of shares allocated for the grant of options among officers, directors, or employees eligible for grants under the 2004 Plan.

Exercise Price and Exercisability

The Board of Directors or Committee has the authority to determine the term of each option granted under the 2004 Plan; provided, however, that the maximum period during which any option may remain exercisable may not exceed ten years. In addition, each option must vest at the rate of at least 20 percent per year over the five years from the date of grant. Options issued under the 2004 Plan may either be immediately exercisable for the full number of shares purchasable thereunder or may become exercisable in cumulative increments over a period of months or years as determined by the Board of Directors or Committee.

The exercise price of both Incentive Options and Nonstatutory Options granted under the 2004 Plan may not be less than 100% of the fair market value of the Company’s Common Stock on the date of grant. The exercise price may be paid in cash or in shares of Company Common Stock valued at its per share fair market value on the exercise date. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm would effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus applicable withholding taxes. For purposes of establishing the exercise price and for all other valuation purposes under the 2004 Plan, the per share fair market value of Company Common Stock on any relevant date will be determined by the Board of Directors or Committee in the good faith exercise of its discretion. In the exercise of its discretion, the Board of Directors or Committee will consider a number of relevant factors in determining fair market value including, but not limited to, the reported prices at which the shares of Company Common Stock are traded. On April 8, 2004, based on information available to management of the Company, the fair market value was estimated to be approximately $18.70 per share of Company Common Stock.

Shareholder Rights and Transferability of Options

No optionee is to have any shareholder rights with respect to his or her option shares until such optionee has exercised the option, paid the exercise price and been issued a stock certificate for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance, and with respect to Nonstatutory Options, pursuant to qualified domestic relations orders. During the optionee’s lifetime, Incentive Options may be exercised only by the optionee.

Termination of Employment or Directorship

If an optionee ceases to be employed by the Company or any of its affiliates for any reason other than cause, as defined under the 2004 Plan, disability or death, or if a non-employee optionee ceases to be a director for any reason other than disability or death, the optionee may, within three (3) months after the date of termination of status as an employee or director, as the case may be, exercise his or her option to the extent the optionee was entitled to exercise the option at the date of such termination; provided that the date of exercise is in no event after the expiration of the term of the option. To the extent that the option is not exercised within such three-month time period, the option will terminate. If an employee’s termination of employment is for cause, as described in the 2004 Plan, the optionee may, within thirty (30) days after the date of termination of employment, exercise his or her option to the extent the optionee was entitled to exercise the option at the date of such termination, provided that the date of exercise is in no event after the expiration of the term of the option.

In the event an optionee’s employment is terminated due to the optionee’s disability or death, or if a non-employee optionee ceases to be a director due to such optionee’s disability or death, the optionee, or the optionee’s estate, as applicable, may, within twelve (12) months following the date of termination of employment or the termination of status as a director, as the case may be, exercise the option to the extent the option was exercisable at the date of such termination; provided that the date of exercise is in no event after the expiration of the term of the option. If the option is not exercised within such twelve-month period, the option will terminate.

Adjustment Upon Changes in Capitalization or Other Corporate Event

The number of shares of Company Common Stock reserved for issuance under the 2004 Plan, the number of shares of Common Stock covered by each outstanding option and the exercise price as to outstanding options shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company’s Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. Upon the occurrence of certain events including, without limitation, the dissolution, liquidation or sale of the Company, or a merger or consolidation in which the Company is not the surviving entity, options outstanding will become exercisable in full, including the unvested portion thereof, in accordance with the provisions of the 2004 Plan prior to the consummation of such event.

Amendment and Termination of the 2004 Plan

The 2004 Plan became effective upon its adoption by the Board of Directors. Subject to shareholder approval of the 2004 Plan within twelve (12) months after the date the 2004 Plan was adopted by the Board of Directors, the 2004 Plan will continue in effect for a term of ten (10) years unless sooner terminated by the Board of Directors. The Board of Directors may amend, from time to time, or terminate the 2004 Plan as the Board of Directors deems advisable. No such amendment or termination will affect outstanding options without the consent of the affected optionees.

The Board of Directors may not, without the approval of the Company’s shareholders (to the extent such shareholder approval is required by applicable law), amend the 2004 Plan in a manner which would, among other matters, (i) materially increase the benefits accruing to participants under the 2004 Plan, (ii) materially increase the number of shares which may be issued under the 2004 Plan, or (iii) materially modify the requirements as to eligibility for participation in the 2004 Plan.

Summary of Federal Tax Consequences

The following is only a brief summary of the effect of federal income taxation on an optionee under the 2004 Plan. Options granted under the 2004 Plan may be either Incentive Options which satisfy the requirements of Section 422 of the Internal Revenue Code or Nonstatutory Options which do not meet such requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by an optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the Common Stock received upon the exercise of an Incentive Option over the exercise price is includable in the employee’ s alternative minimum taxable income (“AMTI”) and may be subject to the alternative minimum tax (“AMT”). For AMT purposes only, the basis of the Common Stock received upon exercise of an Incentive Option is increased by the amount of such excess.

An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an Incentive Option are sold or otherwise disposed. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee’s basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and (i) the fair market value of the Common Stock on the date of exercise, or (ii) the amount realized on such disqualifying disposition. Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

Nonstatutory Options. No taxable income is recognized by an optionee upon the grant of a Nonstatutory Option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on the holding period prior to sale and whether the amount realized is more or less than the fair market value on the date of exercise. . The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised Nonstatutory Option. The deduction will in general be allowed for the taxable year of the Company in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

New Plan Benefits

No stock options have been granted to eligible participants under the 2004 Plan. If the 2004 Plan is approved by shareholders, future grants of stock options under the 2004 Plan, if any, would be made in compliance with the provisions of the 2004 Plan; however, no amounts or benefits are currently determinable respecting future grants thereunder. See the full text of the 2004 Plan, a copy of which is attached as Appendix C to this Proxy Statement.

Vote Required

Adoption of the 2004 Plan is subject to approval by the Company’s shareholders. The affirmative vote of the holders of a majority of the shares of Company Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the 2004 Plan provided that the number of affirmative votes equals at least a majority of the shares constituting the required quorum. Abstentions will be counted for purposes of determining the number of shares entitled to vote on the proposal and will have the effect of a vote against the proposal. Although any shares which may be treated as broker non-votes with respect to Proposal No. 2 will be counted to determine the presence or absence of a quorum, they will not be counted in determining the number of shares entitled to vote on Proposal No. 2.

The Board of Directors recommends a vote "FOR" Proposal No. 2.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

The accounting firm of Deloitte & Touche LLP, certified public accountants, served the Corporation as its independent public accountants for the 2003 fiscal year at the direction of the Board of Directors of the Corporation. Deloitte & Touche LLP has no interests, financial or otherwise, in the Corporation. The services rendered by Deloitte & Touche LLP during the 2003 fiscal year were audit services, consultation in connection with various accounting matters, and preparation of the Corporation’s income tax returns.

Principal Accounting Firm Fees

The table below summarizes the aggregate fees billed to the Corporation by Deloitte & Touche LLP during the 2003 and 2002 fiscal years.

Category of Services	Fiscal Year 2003	Fiscal Year 2002

Audit Fees (1)	$267,000	$247,000

Audit-Related Fees (2)	7,000	--

Tax Fees (3)	20,000	21,000

All Other Fees (4)	--	--

Total Accounting Fees	$294,000	$268,000

(1)

Fees for audit services for 2003 and 2002 consisted of the audit of the Corporation’s annual financial statements, review of financial statements included in the Corporation’s Quarterly Reports on Form 10-Q, and consents and other services related to Securities and Exchange Commission matters.

(2)	Fees for audit-related services for 2003 consisted of miscellaneous financial accounting and reporting consultations. No services in this category were rendered during 2002.

(3)

Fees for tax services for 2003 and 2002 consisted of tax compliance services. Tax compliance services are rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and Federal and state income tax return assistance.

(4)	No services in this category were rendered during 2003 or 2002.

Pre-Approval Policy

The Audit Committee approved each professional service rendered by Deloitte & Touche LLP during the 2003 and 2002 fiscal years and considered whether the provision of such services is compatible with Deloitte & Touche LLP maintaining its independence. The approval of such professional services included pre-approval of all audit and permissible non-audit services provided by Deloitte & Touche LLP. These services included audit, tax and other services described above. The Audit Committee Charter attached as Appendix B includes a policy of pre-approval of all services provided by the Corporation’s independent public accountants. The Audit Committee approved in advance one hundred percent (100%) of all such professional services provided by Deloitte & Touche LLP during the 2003 and 2002 fiscal years.

It is anticipated that one or more representatives of Deloitte & Touche LLP will be present at the Meeting and will be able to make a statement if they so desire and answer appropriate questions.

The Audit Committee has selected Deloitte & Touche LLP to serve as the Corporation’s independent public accountants for the year 2004 and recommends that shareholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP.

ANNUAL REPORT

The Annual Report of the Corporation containing audited financial statements for the fiscal year ended December 31, 2003 is included in this mailing to shareholders.

FORM 10-K

A COPY OF THE CORPORATION’S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS INCLUDED AS PART OF THE CORPORATION’S ANNUAL REPORT TO SHAREHOLDERS AND WAS MAILED WITH AND ACCOMPANIES THIS PROXY STATEMENT.

WEBSITE

Information regarding the Corporation and its subsidiary Bank may be obtained from the Corporation’s website at www.community-bnk.com. Copies of the Corporation’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and Section 16 reports by Corporation insiders, including exhibits and amendments thereto, are available free of charge on the Corporation’s website as soon as they are published by the Securities and Exchange Commission through a link to the Edgar reporting system maintained by the Securities and Exchange Commission. To access Corporation filings, select the “Central Coast Bancorp” menu item on the Corporation website, then select “Corporate Profile,” followed by selecting either “Central Coast Bancorp SEC Filings” to view or download copies of reports including Form 10-K, 10-Q or 8-K, or “Central Coast Bancorp SEC Section 16 Reports” to view or download reports on Forms 3, 4 or 5 of insider transactions in Corporation securities.

SHAREHOLDERS’ PROPOSALS

Next year’s Annual Meeting of Shareholders will be held on May 19, 2005. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2005 Annual Meeting of Shareholders is December 22, 2004. Management of the Corporation will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 22, 2004 deadline. All proposals should be submitted by Certified Mail — Return Receipt Requested, to Robert M. Stanberry, Secretary, Central Coast Bancorp, 301 Main Street, Salinas, California, 93901.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.

CENTRAL COAST BANCORP
/s/ ROBERT M. STANBERRY
Salinas, California	Robert M. Stanberry, Secretary
April 26, 2004

APPENDIX A

CENTRAL COAST BANCORP

NOMINATING CHARTER

I. Purpose

The purpose of the Nominating Charter is to establish a written charter concerning the process of identifying, evaluating and nominating candidates, including candidates proposed by shareholders, for election to the Board of Directors.

II. Board Functioning as Nominating Committee

The Board of Directors of the Corporation performs the functions of a nominating committee. Candidates proposed as nominees for election to the Corporation’s Board of Directors shall be evaluated and selected by the independent members of the Board of Directors. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and the Nasdaq Listing Rules.

III. Nomination Process

1.

Candidates shall be evaluated based on the criteria established by the Board of Directors which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Board of Directors may determine to be relevant. Candidates evaluated for consideration as nominees must meet with the Board of Directors.

2.

Any candidate nominated for election to the Board of Directors must receive a majority of votes in favor of nomination from independent members of the Board of Directors. Directors who are not independent shall not vote, but may be present during the voting.

3.

Each candidate shall be required to complete one or more questionnaires and provide such additional information as the Board of Directors shall deem necessary or appropriate. Such information shall include a personal financial statement and a background investigation using an outside firm which shall, among other matters, include (a) verification of the accuracy of information provided by the candidate, and (b) a review of criminal history records.

4.

Each existing member of the Board of Directors whose term is ending must be evaluated for nomination to be re-elected. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 3, the Board of Directors may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such updated information as the Board of Directors may deem appropriate. Such existing members of the Board of Directors must receive a majority of votes in favor of nomination from the other independent directors.

IV. Annual Nominations

The Board of Directors shall evaluate and select nominees for election (a) annually prior to distribution of the Corporation’s proxy solicitation materials and (b) at such other times as may be appropriate to fill vacancies in accordance with the Corporation’s bylaws.

V. Conflicts

Any conflicts between the provisions of this Charter and the provisions of the Corporation’s bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Corporation’s bylaws.

APPENDIX B

CENTRAL COAST BANCORP

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (“Committee”) is appointed by the Board of Directors to assist the Board of Directors, among other matters, in monitoring the following:

1.	The integrity of the Corporation's financial statements, financial reporting processes and internal controls regarding finance, accounting, regulatory and legal compliance;

2.	The independence, qualifications and performance of the Corporation's independent public accountants;

3.	The performance of the Corporation's internal auditors;

4.	Communications among the independent public accountants, management, internal auditors, and the Board of Directors; and

5.

Procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

COMMITTEE MEMBERSHIP

The Committee shall be comprised of at least three directors. Each member of the Committee shall have the following attributes, subject to permissible exceptions:
1.

Independence, as defined in applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and applicable Nasdaq Listing Rules, including that a member shall not have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years; and

2.	The ability to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement.

At least one member of the Committee shall be an “Audit Committee Financial Expert” as defined in the rules promulgated by the Securities and Exchange Commission, or in the event that no member of the Committee qualifies as an Audit Committee Financial Expert, at least one member of the Committee shall be “financially sophisticated” as defined in applicable Nasdaq Listing Rules. The members of the Committee shall be appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

MEETINGS

The Committee shall meet as often as it determines necessary, but not less frequently than quarterly each fiscal year. The Committee shall meet periodically with the Corporation’s management, independent public accountants, internal auditor, and compliance officer.

The Committee may request any officer or employee of the Corporation, or the Corporation’s counsel, or independent public accountants, or internal auditors, or compliance officer, to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment of the independent public accountants (subject, if applicable, to shareholder ratification) and for the retention, compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. The independent public accountant shall report directly to the Committee.

The Committee shall pre-approve all audit services and permissible non-audit services to be performed for the Corporation by the independent public accountants, subject to any permitted exceptions for pre-approval of non-audit services pursuant to rules and regulations of the Securities and Exchange Commission and/or Nasdaq.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent public accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and to any other advisors employed by the Committee.

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

The Committee, to the extent required by applicable rules or regulations of the Securities and Exchange Commission and/or Nasdaq, or as the Committee deems necessary or appropriate, shall perform the following:

1.	Financial Statement and Disclosure Matters

(a)	Review with management and the independent public accountants the annual audited financial statements, including disclosures made in the Corporation’s Annual Report on Form 10-K.

(b)

Review with management, the independent public accountants, the internal auditors and Corporation counsel any certification provided by management related to the Corporation’s financial statements. Review with management, the independent public accountants, and the internal auditors management’s assertion regarding the design effectiveness and operation efficiency of the Corporation’s internal control over financial reporting and compliance with the applicable laws and regulations.

(c)

Review with management and the independent public accountants significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, any material issues as to the adequacy of the Corporation’s internal controls and any actions taken or adopted in light of material control deficiencies.

(d)

Review a report by the independent public accountants concerning (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and (iii) any other material written communications between the independent public accountants and the Corporation’s management.

(e)	Review with management and the independent public accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements.

(f)

Review with management the Corporation’s major financial risk exposures and the actions management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

(g)

Review with the independent public accountants (i) the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented; (ii) the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the independence of the independent public accountants related thereto; and (iii) matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

(h)

Review disclosures made to the Committee by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

2.	Independent Public Accountant Oversight

(a)	Review the length of time the lead and concurring partner of the independent public accountants team has been engaged to audit the Corporation.

(b)

On an annual basis, the Committee shall review and discuss with the independent public accountants (i) all relationships they have with the Corporation that could impair the independent public accountant’s independence, (ii) the independent public accountant’s internal quality control procedures, and (iii) any material issues raised by the most recent internal quality control review or peer review of the independent public accountant’s firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent public accountant’s firm, and the steps taken to deal with those issues.

(c)

Ensure the rotation of the lead audit partner of the independent public accountants having primary responsibility for the Corporation’s audit and the audit partner responsible for reviewing the audit to the extent required by applicable law or regulation.

(d)

Prohibit, to the extent required by applicable law or regulation, the hiring of any employee of the independent public accountants who was engaged on the Corporation’s account and who would be employed by the Corporation in a financial reporting oversight role.

(e)	Meet with the independent public accountants prior to the Corporation's audit to discuss the planning and staffing of the audit.

3.	Internal Audit Oversight

(a)	Approve the appointment and replacement of the independent firm of internal auditors; including the independence and authority of the auditors’ reporting obligations.

(b)	Review significant reports to management prepared by the auditors and management's responses.

(c)	Review with the auditors and management the auditors’ responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

(d)	Review the audit scope and audit staffing plan and discuss the completeness of coverage and effective use of audit resources with both the auditors and the independent public accountants.

(e)	Review with the auditors a progress report on the internal audit plan and any significant changes with explanations for any changes from the original plan.

(f)	Receive confirmation from both the auditors and the independent public accountants that no limitations have been placed on the scope or nature of their audit process or procedures.

4.	Compliance and Internal Control Oversight

(a)	Review reports and disclosures of insider and affiliated party transactions.

(b)

Review with management and the independent public accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation’s internal controls, financial statements or accounting policies.

(c)	Review legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies with the Corporation’s counsel.

(d)	Review the adequacy and effectiveness of the Corporation’s internal controls and security matters with management, the auditors and the independent public accountants.

APPENDIX C

CENTRAL COAST BANCORP 2004 STOCK OPTION PLAN

1. PURPOSE.

The purpose of this Central Coast Bancorp 2004 Stock Option Plan (the “2004 Plan”) is to provide a method whereby those key employees, officers and directors of Central Coast Bancorp and its affiliates (collectively referred to as the “Company”), who are primarily responsible for the management and growth of the Company’s business and who are presently making and are expected to make substantial contributions to the Company’s future management and growth, may be offered incentives in addition to those presently available, and may be stimulated by increased personal involvement in the fortunes and success of the Company to continue in its service, thereby advancing the interests of the Company and its shareholders.

The word “affiliate,” as used in the 2004 Plan, means any bank or corporation in any unbroken chain of banks or corporations beginning or ending with the Company, if at the time of the granting of an option, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or corporations in the chain.

2. ADMINISTRATION.

The following provisions shall govern the administration of the 2004 Plan:

(a) The 2004 Plan shall be administered by the Board of Directors (the “Board”) or a committee (“Committee”) of the Board duly appointed by the Board and consisting of such number of directors who are “non-employee directors” within the meaning of Rule 16b-3 as promulgated by the Securities and Exchange Commission (“SEC”) under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as such rule may be amended from time to time and as interpreted by the SEC (“Rule 16b-3”), and as may be required to comply with Rule 16b-3. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Board of Directors may designate a Chairman and Vice-Chairman of the Committee from among the members of the Committee.

(b) Acts of the Board or Committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the Board or Committee, at which a quorum of the Board or Committee is present and acting, or (ii) reduced to and approved in writing by all members of the Board or Committee, shall be the valid acts of the Board or Committee.

(c) The grant of options under the 2004 Plan shall be affected by execution of instruments in writing in a form approved by the Board or Committee. Subject to the express terms and conditions of the 2004 Plan, the Board or Committee shall have full power to construe the 2004 Plan and the terms of any option granted under the 2004 Plan, to prescribe, amend and rescind rules and regulations relating to the 2004 Plan or such options and to make all other determinations necessary or advisable for the 2004 Plan’s administration, including, without limitation, the power to (i) determine which persons meet the requirements of Section 3 hereof for selection as participants in the 2004 Plan; (ii) determine to whom of the eligible persons, if any, options shall be granted under the 2004 Plan; (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted shall be “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “IRC”) or nonstatutory stock options not described in Section 422; (iv) specify the number of shares to be covered by each option; (v) determine the fair market value of shares of the Company’s common stock for any purpose under the 2004 Plan; (vi) grant options in exchange for cancellation of options granted earlier under the 2004 Plan at different exercise prices; (vii) take appropriate action to amend any option under the 2004 Plan, provided that no such action may be taken without the written consent of the affected optionee; and (viii) make all other determinations deemed necessary or advisable for administering the 2004 Plan. The Board’s or Committee’s determination on the foregoing matters shall be conclusive.

3. ELIGIBILITY.

The persons who shall be eligible to receive the grant of options under this 2004 Plan shall be those key employees, officers, directors of the Company (including officers who may also be directors of the Company) and persons who became employees of the Company within thirty days of the date of grant of an option.

4. THE SHARES.

The shares of stock subject to options authorized to be granted under the 2004 Plan shall consist of one million eight hundred fifty thousand shares (1,850,000) of the Company’s no par value common stock which are acquired by exercise of such options (the “Shares”), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in Section 7 hereof. Upon the expiration or termination for any reason of an outstanding option under the 2004 Plan which has not been exercised in full, all unissued Shares thereunder shall again become available for the grant of options under the 2004 Plan. Shares of the Company’s common stock which are (i) delivered by an optionee in payment of the exercise price of an option pursuant to Section 6(a), or (ii) delivered by an optionee, or withheld by the Company from the shares otherwise due upon exercise of a nonstatutory stock option, in satisfaction of applicable withholding taxes as permitted by Section 6(c), shall again become available for the grant of options under the 2004 Plan only to those eligible participants who are not subject to Section 16 of the Exchange Act.

5. OPTION GRANTS.

Options, in the discretion of the Board or Committee, may be granted at any time prior to the termination of the 2004 Plan to persons included among the eligible classes of persons specified in Section 3. Options granted by the Board or Committee shall be subject to the following terms and conditions:

(a) Grant of Options.

Options granted to employees pursuant to the 2004 Plan may be either incentive stock options or nonstatutory stock options. If the aggregate fair market value of the shares issuable upon exercise of incentive stock options which are exercisable for the first time during any one calendar year under all incentive stock options held by an optionee exceeds $100,000 (determined at the time of the grant of the options), such options shall be treated as nonstatutory stock options to the extent of such excess. Options granted to directors who are “non-employee directors” within the meaning of Rule 16b-3 as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule may be amended from time to time and as interpreted by the SEC shall be nonstatutory stock options.

(b) Option Price.

The purchase price under each option shall not be less than one hundred percent of the fair market value of the Shares subject thereto on the date the option is granted; provided, however, that the purchase price of an option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall not be less than one hundred ten percent (110%) of the fair market value of the Shares subject thereto on the date the option is granted. For any purposes under this 2004 Plan, “fair market value per share” shall mean, where there is a public market for the Company’s common stock, the mean of the bid and asked prices (or the closing price if listed on a stock exchange or the Nasdaq National Market) of the Company’s common stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the Nasdaq Stock Market or the National Quotation Bureau). If such information is not available for the date of grant, then such information for the last preceding date for which such information is available shall be considered as the fair market value.

(c) Duration of Options.

Each option shall be for a term determined by the Board or Committee; provided, however, that the term of any option may not exceed ten (10) years and, provided further, that the term of any incentive stock option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall not exceed five (5) years. Each option shall vest in such manner and at such time as the Board or Committee shall determine and the Board or Committee may accelerate the time of exercise of any option; provided, however, that no option shall vest for exercise at a rate of less than twenty percent (20%) per year during the five (5) year period following the date of grant of an option.

(d) Termination of Director or Employment Status.

Upon the termination of an optionee’s status as an employee or member of the Board, the optionee’s rights to exercise an option then held shall be only as follows:

DEATH OR DISABILITY: If an optionee’s employment or service on the Board is terminated by death or disability, such optionee or such optionee’s qualified representative (in the event of the optionee’s mental disability) or the optionee’s estate (in the event of optionee’s death) shall have the right for a period of twelve (12) months (or such longer period as the Board or Committee may determine at the date of grant or during the term of the option) following the date of such death or disability to exercise the option to the extent the optionee was entitled to exercise such option on the date of the optionee’s death or disability; provided the actual date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. An optionee’s “estate” shall mean the optionee’s legal representative or any person who acquires the right to exercise an option by reason of the optionee’s death.

CAUSE: If by determination of the Board or Committee, an optionee’s employment is terminated (1) because such optionee has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or (2) because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, induced any client or customer of the Company to break any contract with the Company or induced any principal for whom the Company acts as agent to terminate such agency relations, or engaged in any conduct which constitutes unfair competition with the Company, or (3) if an optionee (including an optionee who is a director) is removed from any office of the Company or from the Company’s Board by any bank regulatory agency, the optionee shall have the right for a period of thirty (30) days to exercise the option to the extent the option was exercisable on the date of termination; provided that the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within such period the option will terminate. In making any determination pursuant to this paragraph, the Board or Committee shall act fairly and shall give the optionee whose employment status has been terminated an opportunity to appear and be heard at a hearing before the full Board or Committee and present evidence on the optionee’s behalf. For the purpose of this paragraph, termination of employment status shall be deemed to occur when the Company dispatches notice or advice to the optionee that the optionee’s employment status is terminated (or in the event of removal in the case of a director), and not at the time of optionee’s receipt thereof.

OTHER REASONS: If an optionee’s employment or service on the Board is terminated for any reason other than those mentioned above under “Death or Disability” and “Cause,” the optionee may, within three (3) months (or such longer period as the Board or Committee may determine at the date of grant or during the term of the option) following such termination, exercise the option to the extent such option was exercisable on the date of termination of the optionee’s employment or director status; provided the date of exercise is in no event after the expiration of the term of the option and provided further that any option which is exercised more than three (3) months following termination shall be treated as a nonstatutory option whether or not it was designated as such at the time it was granted. To the extent the option is not exercised within such period the option will terminate.

6. TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

The following terms and conditions shall apply to all options granted pursuant to the 2004 Plan:

(a) Exercise of Options.

To the extent the right to purchase Shares has vested under an optionee’s stock option agreement, options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Company, together with written notice to the Secretary of the Company, identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. In addition, an option may also be exercised by (1) the delivery and surrender of shares of Company common stock which have been owned by the optionee for at least six (6) months or such other period as the Board or Committee may require and have an aggregate fair market value on the date of surrender equal to the exercise price; or (2) by delivery to the Company of an exercise notice instructing the Company to deliver the certificates for the Shares purchased to a designated brokerage firm and a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and any applicable withholding taxes arising as a result of the exercise.

The Company shall deliver to the optionee as soon as reasonably practicable following the Company’s receipt of payment of the purchase price in conformity with the exercise procedures described above, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

(b) Transferability of Options and Shares.

Each option shall be transferable only by will or the laws of descent and distribution or as may otherwise be permitted under Rule 16b-3 or Section 422 of the IRC and shall be exercisable during the optionee’s lifetime only by the optionee, or in the event of disability, the optionee’s qualified representative. In addition, in order for Shares acquired upon exercise of incentive stock options to receive the tax treatment afforded such Shares, the Shares may not be disposed of within two (2) years from the date of the option grant nor within one (1) year after the date of transfer of such Shares to the optionee.

(c) Withholding

Withholding. The Company shall have the right to condition the issuance of Shares in connection with the exercise of an option upon payment by the optionee of any applicable taxes required to be withheld under federal, state or local tax laws or regulations in connection with such exercise. An optionee may elect to pay any such tax by (1) requesting the Company to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option, or (2) delivering a sufficient number of shares of Company common stock which have been held by the optionee for at least six (6) months (or such other period as the Board or Committee may require) to the Company. The value of shares withheld or delivered for such purpose shall be the fair market value of such shares on the date the exercise becomes taxable as determined by the Board or Committee. Such an election is subject to approval or disapproval by the Board or Committee, and if the optionee is subject to Section 16 of the Exchange Act, the timing of the election must satisfy the requirements of Rule 16b-3.

(d) Other Terms and Conditions.

Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Board or Committee shall deem appropriate. No option, however, nor anything contained in the 2004 Plan, shall confer upon any optionee any right to continued employment or director status with the Company, nor limit in any way the right of the Company to terminate an optionee’s employment status at any time.

7. ADJUSTMENT OF, AND CHANGES IN, THE SHARES.

(a) Changes in Capitalization.

In the event the shares of common stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares, or otherwise), or if the number of shares of common stock of the Company shall be increased through the payment of a stock dividend, there shall be substituted for or added to each Share of common stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option under the 2004 Plan, the number and kind of shares of stock or other securities into which each outstanding share of common stock of the Company shall be so changed, or for which each Share shall be exchanged, or to which each such Share shall be entitled, as the case may be. In addition, appropriate adjustment shall be made in the number and kind of Shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that any optionee’s proportionate interest in the Company by reason of his or her rights under unexercised portions of such options shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price of the unexercised portion of the option, and with a corresponding adjustment in the option price per share.

(b) Dissolution, Liquidation, Sale or Merger.

In the event of a proposed (i) dissolution or liquidation of the Company; (ii) reorganization, merger, or consolidation of the Company, with the result that (A) the Company is not the surviving corporation, or (B) the Company becomes a subsidiary of another corporation, which shall be deemed to have occurred if another corporation shall own, directly or indirectly, eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company; or (iii) sale of substantially all the assets of the Company to another corporation; or (iv) sale of the equity securities of the Company representing eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company to any person or entity, or any group of persons and/or entities acting in concert, then in those events, the Company will deliver to each optionee written notification of the event not less than thirty (30) days prior to the occurrence or consummation of the event notifying the optionee of the event and the optionee’s right to exercise all options granted under the 2004 Plan, whether or not vested under the 2004 Plan or applicable stock option agreement. The notification will confirm that all outstanding options granted under the 2004 Plan will completely vest and become immediately exercisable for a period of ten (10) days commencing on the date of the notification to each optionee. Notwithstanding the foregoing, such vesting and right of exercise will be conditional upon (i) the execution by all parties required for the event to be legally enforceable by or against the Company of a final plan, definitive agreement, or comparable document used to effectuate the event, (ii) receipt of all required approvals and consents including, without limitation, any required approvals of shareholders and applicable governmental authorities, and (iii) satisfaction of all other conditions to consummation of any such event as may be contained in the final plan, definitive agreement or comparable document. Upon occurrence or consummation of the event, all outstanding options and the 2004 Plan will terminate; provided, however, that any outstanding options not exercised as of the occurrence of the event will not terminate if a successor corporation assumes the outstanding options or substitutes for the options, new options covering shares of the successor corporation’s stock with appropriate adjustments as to the number, kind and prices of shares, and substantially on the same terms as the outstanding options.

(c) Notice of Adjustments; Fractional Shares.

To the extent the adjustments specified in paragraphs (a) and (b) above relate to stock or securities of the Company, such adjustments shall be made by the Board or Committee, whose determination in that respect shall be final, binding and conclusive. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 7. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which is so adjusted, and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the 2004 Plan.

Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of shares of common stock subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the 2004 Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

8. AMENDMENT, EFFECTIVENESS AND TERMINATION OF THE PLAN.

The Board or Committee shall have complete power and authority to terminate or amend the 2004 Plan; provided, however, that the Board or Committee shall not, without the approval of the shareholders of the Company, amend the 2004 Plan in a manner that requires shareholder approval for continued compliance with the terms of Rule 16b-3 as promulgated or amended under the Exchange Act, Section 422 of the IRC, any successor rules, or other regulatory authority. Except as provided in Section 8, no termination, modification or amendment of the 2004 Plan may adversely affect the rights of an optionee to whom an option was previously granted under the 2004 Plan, without the consent of such optionee. Any consent required by the preceding sentence may be obtained in any manner deemed appropriate by the Board or Committee.

The 2004 Plan shall become effective upon adoption by the Board, subject to the approval by the shareholders of the Company within twelve (12) months following such adoption.

The 2004 Plan, unless sooner terminated, shall terminate on February 5, 2014, ten (10) years from the date the 2004 Plan was originally adopted by the Board. An option may not be granted under the 2004 Plan after the 2004 Plan is terminated.

9. INFORMATION TO OPTIONEES.

The Company shall provide to each optionee, during the period for which he or she has one or more outstanding options, copies of all annual reports and all other information which is provided to shareholders of the Company. To the extent permissible under applicable laws, rules or regulations, the Company shall not be required to provide such information to key employees, officers or directors of the Company whose duties in connection with the Company assure their access to equivalent information.

10. PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAW COMPLIANCE

No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. The exercise of any option under the 2004 Plan shall be conditioned upon the qualification and registration of the Shares with, as applicable, the Commissioner of Corporations of the State of California under the California Corporate Securities Law of 1968, as amended, and the SEC under the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such qualification or registration is not necessary. The Company shall diligently endeavor to comply with all securities laws applicable to the 2004 Plan.

11. NOTICE OF SALE.

An optionee shall give the Company notice of any sale or other disposition of any Shares acquired upon exercise of an incentive stock option, not more than five (5) days after such sale or disposition.

12. INDEMNIFICATION.

To the extent permitted by applicable law in effect from time to time, no member of the Board or Committee or the Board or Committee itself shall be liable for any action or omission of any other member of the Board or Committee or the Board or Committee itself nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Board or Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by the Company or by such person while a member of the Board or Committee arising with respect to the 2004 Plan or administration thereof or out of membership on the Board or Committee, or all or any combination of the preceding; provided the member of the Board or Committee was acting in good faith, within what such member of the Board or Committee reasonably believed to have been the scope of his or her position or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. In the event of any conflict or inconsistency between the provisions of this section and the indemnification provisions applicable to a member of the Board or Committee under applicable law, the articles of incorporation and bylaws of the Company, or any indemnification agreement between the Company and such member of the Board or Committee, the conflict or inconsistency shall be resolved in favor of the provisions of such applicable law, articles of incorporation and bylaws or indemnification agreement. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or member of the Board or Committee, and the term “person” as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

CENTRAL COAST BANCORP 2004 STOCK OPTION PLAN

INCENTIVE STOCK OPTION AGREEMENT

Date of Grant: ______________

Central Coast Bancorp, a California corporation (the “Company”), has granted to (the “Optionee”), an option (the “Option”) to purchase a total of ____________(_______) shares of Company common stock (“Common Stock”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Central Coast Bancorp 2004 Stock Option Plan (the “2004 Plan”). This Agreement describes certain, but not all, of the terms and provisions contained in the 2004 Plan. In the event of any conflict or inconsistency between the terms of this Agreement and those of the 2004 Plan, the terms and provisions of the 2004 Plan shall control. The terms defined in the 2004 Plan shall have the same defined meanings herein.

1. NATURE OF THE OPTION

This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (“IRC”).

2. EXERCISE PRICE

The exercise price is ______________($________) for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

3. EXERCISE OF OPTION

This Option shall be exercisable during its term in accordance with the provisions of the 2004 Plan and as follows:

(a) Right to Exercise

This Option shall vest cumulatively from the date of grant of the Option, exercisable during a period of __________ months after the date of grant as follows:

(i) This Option may be exercised immediately to the extent of not more than ____ percent (__%) of the Common Stock.

(ii) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

(iii) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

(iv) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

(v) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

(vi) This Option may not be exercised for less than ten (10) shares nor for a fraction of a share.

(viii) In the event of the Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6, 7 and 8 below.

(b) Method of Exercise

(i) This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of shares in respect of which the Option is being exercised, and such other representations and agreements as may be required by the Company pursuant to the provisions of the 2004 Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the exercise price, as applicable.

(ii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or inter-dealer quotation system upon which the Shares may then be listed or quoted. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. An Optionee shall have no rights as a shareholder of the Company with respect to any Shares until the issuance of a stock certificate to the Optionee for such Shares.

4. METHOD OF PAYMENT

Payment of the exercise price shall be by cash, certified check, official bank check, or by the delivery of previously owned shares of the Company’s Common Stock held for the requisite period specified in the 2004 Plan to avoid a charge to the Company’s reported earnings and with a fair market value on the date of surrender equal to the exercise price. In addition, the Option may be exercised by delivery to the Company of (i) a copy of irrevocable written instructions provided by the Optionee to a designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

5. TERMINATION OF STATUS AS AN EMPLOYEE FOR ANY REASON OTHER THAN CAUSE

If the Optionee ceases to serve as an employee, the Optionee may, but only within three (3) months after the date the Optionee ceases to be an employee of the Company, exercise this Option to the extent that the Option was vested as of the date of such termination; provided that in no event is the date of exercise beyond expiration of the Option. To the extent that the Option was not vested as of the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

6. TERMINATION OF STATUS AS AN EMPLOYEE FOR CAUSE

If the Optionee’s status as an employee is terminated for Cause, as provided in Section 5(d) of the 2004 Plan, this Option shall terminate on the thirtieth (30th) day after the date of termination of employment. “Cause” may consist of an act of embezzlement; fraud; dishonesty; breach of fiduciary duty to the Company; deliberate disregard of the rules of the Company which results in loss, damage or injury to the Company; the unauthorized disclosure of any of the secrets or confidential information of the Company; the inducement of any client or customer of the Company to break any contract with the Company or the inducement of any principal for whom the Company acts as agent to terminate such agency relations; engagement in any conduct which constitutes unfair competition with the Company; or the removal of the Optionee from any office of the Company by any bank regulatory agency.

7. DISABILITY OF OPTIONEE

Notwithstanding the provisions of Section 5 above, if the Optionee is unable to continue employment with the Company as a result of disability (as defined below), the Optionee may, within twelve (12) months from the date of termination of employment, exercise the Option to the extent the Option was vested as of the date of such termination; provided that in no event is the date of exercise beyond expiration of the Option; and, provided further, that, in certain situations, an exercise after three (3) months following such termination may preclude favorable tax treatment normally accorded incentive stock options (i.e., the Option will be taxed as a nonstatutory stock option). To the extent that the Option was not vested as of the date of termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate. For purposes of this provision, “disability” shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Board of Directors or the Committee on the basis of such medical evidence as the Board of Directors or the Committee deems warranted under the circumstances.

8. DEATH OF OPTIONEE

In the event of the death of the Optionee while the Optionee is an employee of the Company or during the three (3) month period referred to in Section 5 above, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option was vested as of the date of death; provided that in no event is the date of exercise beyond expiration of the Option.

9. NON-TRANSFERABILITY OF OPTION

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or as permitted under the 2004 Plan, and may be exercised during the Optionee’s lifetime only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. TERM OF OPTION

Subject to earlier termination as provided in the 2004 Plan, this Option shall terminate ______ (__) years from the date of grant of this Option, and may be exercised during such term only in accordance with the 2004 Plan and the terms of this Option.

11. EARLY DISPOSITION OF STOCK

The Optionee understands that if the Optionee disposes of any shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such shares were transferred to the Optionee, the Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the exercise price and the lower of the fair market value of the shares at the date of the exercise or the fair market value of the shares at the date of disposition. The Optionee agrees to notify the Company in writing within five (5) days after the date of any disposition of the Shares acquired by exercise of this Option. The Optionee understands that if the Optionee disposes of such shares at any time after the expiration of such two (2) year and one (1) year holding periods, any gain on such sale will be taxed as long-term capital gain.

12. QUALIFICATION AS AN INCENTIVE STOCK OPTION

The Optionee understands that the Option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the IRC. The Optionee understands, further, that the exercise price for the shares subject to this Option has been determined in accordance with the 2004 Plan at a price not less than 100% (or, if the Optionee owned at the time of grant more than 10% of the voting securities of the Company, 110%) of the fair market value of the shares at the time of grant. The Company believes that the methodology by which the fair market value was determined at such time represented a good faith attempt, as defined in the IRC and the regulations thereunder, at reaching an accurate appraisal of the fair market value of the shares. The Optionee understands and acknowledges, however, that the Company shall not be responsible for any additional tax liability incurred by the Optionee in the event that the Internal Revenue Service were to determine that the Option does not qualify as an incentive stock option, for any reason, including a determination that the valuation did not represent a good faith attempt to value the shares.

CENTRAL COAST BANCORP
Dated:_________________________	By:________________________
________________________
[TYPE OR PRINT NAME/TITLE]
The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the 2004 Plan.

OPTIONEE
Dated:_________________________	_________________________
________________________
[TYPE OR PRINT NAME/TITLE]

CENTRAL COAST BANCORP 2004 STOCK OPTION PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

Date of Grant: ___________________

Central Coast Bancorp, a California corporation (the “Company”), has granted to (the “Optionee”), an option (the “Option”) to purchase a total of ____________(_______) shares of Company common stock (“Common Stock”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Central Coast Bancorp 2004 Stock Option Plan (the “2004 Plan”). This Agreement describes certain, but not all, of the terms and provisions contained in the 2004 Plan. In the event of any conflict or inconsistency between the terms of this Agreement and those of the 2004 Plan, the terms and provisions of the 2004 Plan shall control. The terms defined in the 2004 Plan shall have the same defined meanings herein.

1. NATURE OF THE OPTION

This Option is intended by the Company and the Optionee to be a nonstatutory stock option and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“IRC”).

2. EXERCISE PRICE

The exercise price is ______________($________) for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

3. EXERCISE OF OPTION

This Option shall be exercisable during its term in accordance with the provisions of the 2004 Plan and as follows:

(a) Right to Exercise

This Option shall vest cumulatively from the date of grant of the Option, exercisable during a period of __________ months after the date of grant as follows:

(i) This Option may be exercised immediately to the extent of not more than ____ percent (__%) of the Common Stock.

(ii) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

(iii) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

(iv) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

(v) Upon or after the expiration of _________ (__) months from the date of grant, this Option may be exercised to the extent of an additional ____ percent (__%) of the Common Stock.

(vi) This Option may not be exercised for less than ten (10) shares nor for a fraction of a share.

(viii) In the event of the Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6, 7 and 8 below.

(b) Method of Exercise

(i) This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of shares in respect of which the Option is being exercised, and such other representations and agreements as may be required by the Company pursuant to the provisions of the 2004 Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the exercise price, as applicable.

(ii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or inter-dealer quotation system upon which the Shares may then be listed or quoted. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. An Optionee shall have no rights as a shareholder of the Company with respect to any Shares until the issuance of a stock certificate to the Optionee for such Shares.

4. METHOD OF PAYMENT

Payment of the exercise price shall be by cash, certified check, official bank check, or by the delivery of previously owned shares of the Company’s Common Stock held for the requisite period specified in the 2004 Plan to avoid a charge to the Company’s reported earnings and with a fair market value on the date of surrender equal to the exercise price. In addition, the Option may be exercised by delivery to the Company of (i) a copy of irrevocable written instructions provided by the Optionee to a designated brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

5. TERMINATION OF STATUS AS AN EMPLOYEE OR DIRECTOR FOR ANY REASON OTHER THAN CAUSE

If the Optionee ceases to serve as an employee or director, the Optionee may, but only within three (3) months after the date the Optionee ceases to be an employee or director of the Company, exercise this Option to the extent that the Option was vested as of the date of such termination; provided that in no event is the date of exercise beyond expiration of the Option. To the extent that the Option was not vested as of the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

6. TERMINATION OF STATUS AS AN EMPLOYEE FOR CAUSE; REMOVAL FROM BOARD OF DIRECTORS

If the Optionee’s status as an employee is terminated for Cause, as provided in Section 5(d) of the 2004 Plan, this Option shall terminate on the thirtieth (30th) day after the date of termination of employment. “Cause” may consist of an act of embezzlement; fraud; dishonesty; breach of fiduciary duty to the Company; deliberate disregard of the rules of the Company which results in loss, damage or injury to the Company; the unauthorized disclosure of any of the secrets or confidential information of the Company; the inducement of any client or customer of the Company to break any contract with the Company or the inducement of any principal for whom the Company acts as agent to terminate such agency relations; engagement in any conduct which constitutes unfair competition with the Company; or the removal of the Optionee from any office of the Company by any bank regulatory agency.

If an Optionee’s status as a director of the Company is terminated because the Optionee is removed from the Board of Directors by any bank regulatory agency, this Option shall terminate on the thirtieth (30th) day after such removal.

7. DISABILITY OF OPTIONEE

Notwithstanding the provisions of Section 5 above, if the Optionee is unable to continue employment or service as a director with the Company as a result of disability (as defined below), the Optionee may, within twelve (12) months from the date of termination of employment or membership on the Board of Directors (or such longer period as the Board of Directors or Committee determines), exercise the Option to the extent the Option was vested as of the date of such termination; provided that in no event is the date of exercise beyond expiration of the Option. To the extent that the Option was not vested as of the date of termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate. For purposes of this provision, “disability” shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Board of Directors or the Committee on the basis of such medical evidence as the Board of Directors or the Committee deems warranted under the circumstances.

8. DEATH OF OPTIONEE

In the event of the death of the Optionee while the Optionee is an employee or director of the Company or during the three (3) month period referred to in Section 5 above, the Option may be exercised, at any time within twelve (12) months following the date of death (or such longer period as the Board of Directors or Committee determines), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Option was vested as of the date of death; provided that in no event is the date of exercise beyond expiration of the Option.

9. NON-TRANSFERABILITY OF OPTION

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or as permitted under the 2004 Plan, and may be exercised during the Optionee’s lifetime only be the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. TERM OF OPTION

Subject to earlier termination as provided in the 2004 Plan, this Option shall terminate ______ (__) years from the date of grant of this Option, and may be exercised during such term only in accordance with the 2004 Plan and the terms of this Option.

11. TAXATION UPON EXERCISE OF OPTION

The Optionee understands that upon exercise of this Option, the Optionee will generally recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. The Company will be required to withhold tax from the Optionee’s current compensation with respect to such income; to the extent that the Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. The Optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of shares from the Shares otherwise due upon exercise or (ii) by delivering a sufficient number of shares of the Company’s Common Stock which have been previously held by the Optionee for such period of time as the Board of Directors or the Committee may require. The aggregate value of the shares withheld or delivered, as determined by the Board of Directors or the Committee, must be sufficient to satisfy all such applicable taxes, except as otherwise permitted by the Board of Directors or the Committee. If the Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended, the Optionee’s election must be made in compliance with rules and procedures established by the Board of Directors or the Committee.

CENTRAL COAST BANCORP
Dated:_________________________	By:________________________
________________________
[TYPE OR PRINT NAME/TITLE]
The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the 2004 Plan.

OPTIONEE
Dated:_________________________	_________________________
________________________
[TYPE OR PRINT NAME/TITLE]

CENTRAL COAST BANCORP
Solicited by the Board of Directors
for the Annual Meeting of Shareholders
on June 7, 2004

THIS  PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned holder of common stock acknowledges receipt of a copy of the notice of annual meeting of shareholders of Central Coast Bancorp and the accompanying proxy statement dated April 26, 2004, and revoking any proxy heretofore given, hereby constitutes and appoints C. Edward Boutonnet and Nick Ventimiglia, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of Central Coast Bancorp, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the annual meeting of Shareholders of Central Coast Bancorp, to be held at 301 Main Street, Salinas, California, on Monday, June 7, 2004, at 5:30 p.m. or at any postponements or adjournments thereof, upon the following items as set forth in the notice of meeting and proxy statement and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 SET FORTH ON THE REVERSE SIDE. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 SET FORTH ON REVERSE SIDE.

(Continued and to be signed on reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF CENTRAL COAST BANCORP
JUNE 7, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTOS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

FOR AGAINST ABSTAIN
1. To elect as Class III directors of Central Coast Bancorp, management's nominees	2. To approve the 2004 Stock Option Plan	[ ]	[ ]	[ ]
set forth below to serve for a three year term until the 2007 annual meeting of
shareholders and until their successors are duly elected and qualified.	3. To ratify the appointment of Deloitte	[ ]	[ ]	[ ]
and Touche LLP as independent public
accountants for the 2004 fiscal year.
Nominees
[ ] FOR ALL DIRECTORS	[ ] C. Edward Boutonnet	The proxyholders will vote according to their discretion on all other
	[ ] Donald D. Chapin, Jr	matters which may properly be presented for action at the meeting.
[ ] WITHHOLD AUTHORITY	[ ] Bradford C. Crandall
FOR ALL NOMINEE	[ ] Robert M. Mraule	THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF
DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE
[ ] FOR ALL EXCEPT		BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
(See instructions below)		OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND
"FOR" PROPOSALS NO. 2 AND NO. 3. THE PROXY WHEN PROPERLY EXECUTED

WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL
BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE
INSTRUCTION: To withhold authority to vote for any individual	BOARD OF DIRECTORS AND "FOR" PROPOSALS NO. 2 AND NO. 3.
nominee, mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as show here:[X]
WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
PLEASE DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY
AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that [ ]	Please check here if you plan to attend the meeting. [ ]
changes to the registered name(s) on the account may not be submitted via this method

Signature of Shareholder                                    Date:             Signature of Shareholder                                                 Date:

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.